SCHEDULE 14A INFORMATION

            Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]      Preliminary Proxy Statement         [_] Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))

[X]      Definitive Proxy Statement

[_]      Definitive Additional Materials

[_]      Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12


                            CNB BANCORP, INC.
-----------------------------------------------------------------------

            (Name of Registrant as Specified In Its Charter

-----------------------------------------------------------------------

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1)      Title of each class of securities to which transaction
                  applies:
         --------------------------------------------------------------

         (2)      Aggregate number of securities to which transaction
                  applies:
         --------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         --------------------------------------------------------------

         (4)      Proposed maximum aggregate value of transaction:
         --------------------------------------------------------------

         (5)      Total fee paid:
         --------------------------------------------------------------

[_]      Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:
         --------------------------------------------------------------

         (2)      Form, Schedule or Registration Statement No.:
         --------------------------------------------------------------

         (3)      Filing Party:
         --------------------------------------------------------------

         (4)      Date Filed:
         --------------------------------------------------------------

Notes:

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


         A Special Meeting of Shareholders of CNB BANCORP, INC. will be held at the Holiday Inn, 308 North Comrie Avenue, Johnstown, New York at 4:00 p.m. on October 20, 1998 for the purpose of considering and voting upon the following matters:

                  1. To consider and vote upon a proposal to approve the CNB Bancorp, Inc. Stock Option Plan.

                  2. To transact such other business as may properly come before the meeting or any adjournment thereof.

         As the record date for the meeting the Board of Directors has set September 18, 1998. Only holders of the Company's common stock of record at the close of business on such date will be entitled to vote at such meeting.


                      By Order of the Board of Directors


                               George A. Morgan
                          Vice President & Secretary

September 18, 1998


                                  IMPORTANT

         Whether or not you contemplate attending the meeting, it is suggested that the enclosed Proxy be executed and returned promptly to the Company in the enclosed reply envelope. If you attend the meeting, you may withdraw your Proxy. No officer or employee of the Company may be named as Proxy.

                              CNB BANCORP, INC.

     Principal Office - 10-24 North Main Street, Gloversville, New York 12078


                 --------------------------------------------

                               PROXY STATEMENT
                                     FOR
                       SPECIAL MEETING OF SHAREHOLDERS

                         To Be Held October 20, 1998

                 --------------------------------------------


                             GENERAL INFORMATION

         This proxy statement is furnished in connection with the solicitation, by the Board of Directors of CNB Bancorp, Inc., a New York corporation (the "Company"), of proxies to be voted at a Special Meeting of Shareholders to be held at 4:00 p.m., October 20, 1998 at the Holiday Inn, 308 North Comrie Avenue, Johnstown, New York 12095. At the Special Meeting, shareholders of the Company are being asked to consider and vote upon a proposal to approve the CNB Bancorp, Inc. Stock Option Plan (the "Stock Option Plan" or "Plan") adopted by the Company's Board of Directors. This proxy statement and the form of proxy are first being sent to shareholders on September 18, 1998. Proxies may be revoked by (i) filing with the Secretary of the Company at or before the Special Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or prior to the Special Meeting, or (iii) attending the Special Meeting and voting in person (although attendance at the meeting will not, in and of itself, constitute revocation of a proxy).

         All shares represented by valid proxies sent to the Company to be voted at the Special Meeting will be voted if received in time. Each proxy will be voted in accordance with the directions of the shareholder executing such proxy. If no directions are given, proxies will be voted FOR the approval of the CNB Bancorp, Inc. Stock Option Plan.

         Proxies will be solicited by mail. They may also be solicited by directors, officers, and regular employees of the Company and the City National Bank and Trust Company (the "Bank"), a wholly-owned subsidiary of the Company, personally or by telephone, but such persons will receive no additional compensation for such services. The Company will bear all costs of soliciting proxies. In addition the Company will, upon the request of brokers, dealers, banks and voting trustees, and their nominees, who are holders of record of the Company's common stock on the record date, bear their reasonable expenses for mailing copies of this Proxy Statement, the form of proxy and Notice of Special Meeting, to the beneficial owners of such shares.

         As of September 18, 1998, there were 1,600,000 shares of common stock, $2.50 par value, of the Company outstanding. Only holders of such stock at the close of business on September 18, 1998 are entitled to notice of and to vote at the Special Meeting. Each shareholder of record on that date is entitled to one vote for each share held. As of September 1, 1998, of the total outstanding 13,584 shares were held by the Trust Department of the Bank as sole trustee. Such number of shares as may be held by the Bank in this manner on the record date will not be voted for the approval of the Stock Option Plan.

         As of September 1, 1998, directors and officers of the Company beneficially owned an aggregate of 122,965 shares of the Company's common stock, which represented 7.69% of the shares of common stock then outstanding.

         No person is known to the Company to be the beneficial owner of more than five percent of the Company's common stock.

            RATIFICATION OF THE ADOPTION OF THE STOCK OPTION PLAN

General

         The Company's Board of Directors has adopted the Stock Option Plan. The Stock Option Plan is subject to ratification by the Company's shareholders. The Stock Option Plan will become effective upon its approval by the Shareholders of the Company ("Effective Date") and will continue in effect for a term of ten years from the Effective Date. Pursuant to the Plan, up to 160,000 shares of common stock, which is equal to up to 10% of the total shares of common stock presently issued and outstanding, are reserved for issuance by the Company upon exercise of stock options ("Options") granted pursuant to the Plan. The purpose of the Stock Option Plan is to attract and retain qualified personnel in positions of substantial responsibility and to provide additional incentive to certain officers and key employees so as to promote the success of the business of the Company and the Bank. The following summary of the material features of the Plan is qualified in its entirety by reference to the complete provisions of the Stock Option Plan which is attached hereto as Exhibit A.

         The Plan will be administered by the Board of Directors or the Compensation Committee of the Board of Directors ("Compensation Committee"). The Compensation Committee consists of three directors, none of whom are or may be officers or employees of the Company or the Bank. It is intended that members of the Compensation Committee be deemed "Non-Employee Directors" within the meaning of Rule 16b-3 pursuant to the Securities Exchange Act of 1934 (the "1934 Act").

         Officers and key employees who are designated by the Compensation Committee (the "Optionees") will be eligible to receive Options under the Stock Option Plan. It is anticipated that Options granted under the Plan will constitute either Incentive Stock Options (options that afford favorable tax treatment to recipients upon compliance with certain restrictions pursuant to
Section 422 of the Internal Revenue Code ("Code")) or Nonqualified Stock Options (options that do not afford recipients favorable tax treatment under Code Section 422). Option shares may be paid for in cash, shares of common stock, or a combination of both. The Company will receive no monetary consideration for the granting of stock options under the Plan. Further, the Company will receive no consideration other than the exercise price per share for common stock issued to Optionees upon the exercise of Options.

         Shares issuable pursuant to the Stock Option Plan may be authorized but unissued shares, or shares purchased in the open market. Shares subject to an Option which expires, becomes unexercisable, or is forfeited for any reason prior to its exercise will again be available for purchase under other Options subsequently granted pursuant to the Plan. No Option or any right or interest therein is assignable or transferable except by will or the laws of descent and distribution.

Stock Options

         The Compensation Committee shall from time to time determine the officers and employees to be granted Options under the Plan, the number of Options to be granted, and whether Options granted will be Incentive Stock Options or Nonqualified Stock Options. In selecting officers or employees to be participants and in determining the number of shares of common stock subject to Options to be granted to each such participant, the Board or the Compensation Committee may consider the nature of the services rendered by the officer or employee, his or her current and potential contribution to the Company and such other factors as may be deemed relevant. Individuals who have been granted Options may, if otherwise eligible, be granted additional Options. At the present time, no determination has been made by the Compensation Committee as to the individual officers or employees of the Company who will participate in the Plan as Optionees or the number of shares to be awarded pursuant to any Option

         The exercise price for the purchase of common stock subject to an Option will be equal to the Fair Market Value (as defined in the Plan) of the common stock covered by the Option on the date of grant. If an Optionee owns common stock representing more than ten percent of the outstanding common stock at the time an Incentive Stock Option is granted, then the exercise price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the common stock at the time the Incentive Stock Option is granted. No more than $100,000 of Incentive Stock Options can become exercisable for the first time in any one year for any one person. Further, no one Optionee may be granted Options for more than 100,000 shares of common stock (whether the Options are Incentive Stock Options or Nonqualified Stock Options). The Compensation Committee may impose additional conditions upon the right of an Optionee to exercise any Option granted hereunder which are not inconsistent with the terms of the Plan or the requirements for qualification as an Incentive Stock Option, if the Option is intended to qualify as an Incentive Stock Option.

         In the event of the death or disability of an Optionee during employment, all Options granted the Optionee will terminate no later than the date which is twelve months after the date of death or date of termination of employment on account of disability. In the event of the retirement of an Optionee, all Options granted the Optionee will terminate no later than five years from the retirement date. In the event an Optionee's employment with the Company is terminated for "Cause" (as such term is defined in the Plan) all Options granted the Optionee will immediately terminate. If an Optionee's employment terminates for any reason other than death, disability, retirement or cause, all Options will terminate no later than three months following termination of employment.

         All Options will vest at a rate established by the Compensation Committee, but no faster than 25% per year for Incentive Stock Options or 50% per year for Nonqualified Stock Options. Provided, however, all Options will vest (1) upon the Optionee's attaining age 65, (2) if the Company sells all or substantially all of its assets, (3) if the Company merges with another corporation and the Company is not the surviving entity (4) if any person (other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or its affiliates) is or becomes the beneficial owner of 25% or more of the common stock of the Company, or (5) if, during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company (each an "Incumbent Board Member") cease, for any reason, to constitute at least a majority thereof, (except that any person becoming a director of the Company after the beginning of the two year period whose election is approved by a vote of at least three-quarters of the Incumbent Board Members is considered to be an Incumbent Board Member). In addition the Board of Directors may accelerate the vesting of any or all Options in its discretion.

         No shares of common stock shall be issued upon the exercise of an Option until full payment has been received by the Company, and no Optionee shall have any of the rights of a shareholder of the Company until shares of common stock are issued to such Optionee.

         The Plan provides that the Compensation Committee may, with the consent of the Optionee, modify, extend or renew any outstanding Option.

Mergers, Recapitalizations and Other Adjustments

         Proportionate adjustment will be made to the number of shares of common stock to be purchased on exercise of an Option and subject to the Plan in the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the common stock of the Company. In the event of the sale of all or substantially all of the assets of the Company or merger of the Company with another corporation where the Company is not the surviving corporation, outstanding Options may be assumed or equivalent options may be substituted by the successor corporation (or its parent or subsidiary). If outstanding Options are not assumed or substituted by equivalent options, all outstanding Options may be terminated at the discretion of the Compensation Committee. All outstanding Option shall also terminate immediately prior to the dissolution of the Company, should the Company dissolve.

Effect of Plan in the Event of Takeover

         The power of the Compensation Committee to accelerate the vesting of Options and the immediate vesting of Options (1) in the case of a merger of the Company where the Company is not the surviving corporation, (2) in the event of the sale of all or substantially all of the assets of the Company,
(3) where any person (other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or its affiliates) is or become the beneficial owner of 25% or more of the common stock of the Company, or (4) if during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company (each an Incumbent Board Member") cease for any reason to constitute at least a majority thereof, (except that any person becoming a director of the Company after the beginning of the two year period whose election is approved by a vote of at least three-quarters of the Incumbent Board Members is considered to be an Incumbent Board Member) could have an anti-takeover effect by making it more costly for a potential acquiror to obtain control of the Company due to the higher number of shares outstanding following the exercise of Options.

         Although the Stock Option Plan may have an anti-takeover effect, the Company's Board of Directors did not adopt the Stock Option Plan for anti-takeover purposes.

         The Stock Option Plan could render it more difficult to obtain support for shareholder proposals opposed by the Company's Board and management in that recipients of Options could choose to exercise such Options and thereby increase the number of shares for which they hold voting power. Also, the exercise of such Options could make it easier for the Board and management to block the approval of certain transactions requiring the voting approval of 75% of the common stock in accordance with the Articles of Incorporation of the Company.

Amendment and Termination of the Stock Option Plan

         The Board of Directors may alter, suspend or discontinue the Stock Option Plan except that no action of the Board may increase the maximum number of shares of common stock issuable under the Stock Option Plan (except for increases as a result of adjustments in the common stock of the Company), materially increase the benefits accruing to Optionees under the Plan, or materially modify the requirements for eligibility for participation in the Plan, unless the action of the Board is ratified by the shareholders of the Company.

Possible Dilutive Effects of the Stock Option Plan

         The common stock to be issued upon the exercise of Options awarded under the Stock Option Plan may either be authorized but unissued shares of common stock or shares purchased in the open market. Because the shareholders of the Company do not have preemptive rights, to the extent that the Company funds the Stock Option Plan, in whole or in part, with authorized but unissued shares, the interests of current shareholders will be diluted, If upon the exercise of all of Options which could be granted pursuant to the Plan, the Company delivers newly issued shares of common stock (i.e., 160,000 shares of common stock), then the dilutive effect to current shareholders would be approximately 9.5%.

Federal Income Tax Consequences

         Under present federal tax laws, awards under the Stock Option Plan will have the following consequences:

                  1. The grant of an Option will not by itself result in the recognition of taxable income to an Optionee nor entitle the Company to a tax deduction at the time of such grant.

                  2. The exercise of an Option which is an "Incentive Stock Option" within the meaning of Section 422 of the Code generally will not, by itself, result in the recognition of taxable income to an Optionee nor entitle the Company to a deduction at the time of such exercise. However, the difference between the Option exercise price and the Fair Market Value of the common stock on the date of Option exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax for an Optionee. An Optionee will recognize capital gain or loss upon resale of the shares of common stock received pursuant to the exercise of Incentive Stock Options, provided that such shares are held for at least one year after transfer of the shares or two years after the grant of the Option, whichever is later. Generally, if the shares are not held for that period, the Optionee will recognize ordinary income upon disposition in an amount equal to the difference between the Option exercise price and the Fair Market Value of the common stock on the date of exercise, or, if less, the sale proceeds of the shares acquired pursuant to the Option.

                  3. The exercise of a Nonqualified Stock Option will result in the recognition of ordinary income by the Optionee on the date of exercise in an amount equal to the difference between the exercise price and the Fair Market Value of the common stock acquired pursuant to the Option.

                  4. The Company will be allowed a tax deduction for federal tax purposes equal to the amount of ordinary income recognized by an Optionee at the time the Optionee recognizes such ordinary income.

                  5. In accordance with Section 162(m) of the Code, the Company's tax deductions for compensation paid to its most highly paid executives may be limited to no more than $1 million per year, excluding certain "performance-based" compensation. The Company intends for the award of Options under the Stock Option Plan to comply with the requirement for an exception to Section 162(m) of the Code applicable to stock option plans so that the Company's deduction for compensation related to the exercise of Options would not be subject to the deduction limitation set forth in Section 162(m) of the Code.

Accounting Treatment

         Neither the grant nor the exercise of an Option under the Stock Option Plan currently requires any charge against earnings under generally accepted accounting principles. Common stock issuable pursuant to outstanding Options which are exercisable under the Stock Option Plan will be considered outstanding for purposes of calculating diluted earnings per share.

Shareholder Ratification

         Shareholder ratification of the adoption of the Stock Option Plan is required by the New York Business Corporation Law and is also being sought in order to qualify the Stock Option Plan for the granting of Incentive Stock Options in accordance with the Code, to enable Optionees to qualify for certain exemptive treatment from the short-swing profit recapture provisions of Section 16(b) of the 1934 Act, and to meet the requirements for the tax-deductibility of certain compensation items under Section 162(m) of the Code. A majority of the issued and outstanding shares must be present, in person or by proxy, at the Special Meeting in order to constitute a quorum. Any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on a matter ("Broker Non-Votes") will be considered present for purposes of determining whether a quorum is present. The form of proxy being provided by the Board of Directors enables a shareholder to check the appropriate box on the proxy: (i) to vote "FOR" the approval of the Stock Option Plan, (ii) to vote "AGAINST" approval of the Stock Option Plan, or (iii) to "ABSTAIN" from voting. An affirmative vote of the majority of the votes cast at the meeting, in person or by proxy, is required to constitute shareholder approval of the Stock Option Plan. Shares as to which the "ABSTAIN" box is checked will have the effect of a vote against approval of the Stock Option Plan. Broker Non-Votes will not be counted in determining the voting on the approval of the Plan.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE STOCK OPTION PLAN.


                       EXECUTIVE OFFICERS COMPENSATION

         At present, officers of the Company are not compensated in any way for their services. The following summary compensation table shows the annual compensation for the last three fiscal years for the Bank's chief executive officer, and executive vice president, the only officers of the Company or the Bank whose total salaries and bonuses exceeded $100,000 in 1997.



                          SUMMARY COMPENSATION TABLE

                             Annual Compensation

Name and                                                                                    All Other
Principal Position                  Year             Salary            Bonus             Compensation<F1>
------------------                  ----             ------            -----             ----------------
William N. Smith,                   1997             $169,000          $6,760            $16,567
Chairman of the Board,              1996             $159,000          $6,360            $14,918
President and Chief                 1995             $150,000          $6,000            $14,590
Executive Officer of the
Company and the Bank

George A. Morgan                    1997             $113,000          $4,520            $14,764
Vice President and                  1996             $106,000          $4,240            $13,054
Secretary of the Company            1995             $100,000          $4,000            $12,053
and Executive Vice-
President, Cashier and
Trust Officer of the Bank


<F1>  Includes contributions to Mr. Smith's profit sharing plan account of $9,167, $9,068 and $8,740 and Board of Directors fees of $7,400, $5,850 and $5,850 for the years 1997, 1996 and 1995 respectively and contributions to Mr. Morgan's profit sharing plan account of $7,364, $7,204 and $6,203 and Board of Directors fees of $7,400, $5,850 and $5,850 for the same period.


                        COMPENSATION PURSUANT TO PLANS

Retirement Plans - The following table shows the estimated annual benefits payable upon retirement under the pension plans of the Bank based on specific compensation and years of service classifications.


           ESTIMATED ANNUAL BENEFITS FOR YEARS OF SERVICE INDICATED


Highest 5-Year Average                      Years of Service
Base Compensation                       20         30          40
                                        --         --          --
$ 25,000                             $ 6,300    $  9,450    $ 12,588
  50,000                              14,628      21,942      28,724
  75,000                              23,378      35,067      45,599
 100,000                              32,128      48,192      62,474
 125,000                              40,878      61,317      79,349
 150,000                              49,628      74,442      96,224
 175,000                              58,378      87,567     113,099
 200,000                              67,128     100,692     129,974


         The Bank has a non-contributory defined benefit retirement plan by participation in the New York State Bankers Retirement System. This Plan covers all employees of the Bank age 21 years, and less than 65 years, with more than one year of service who complete 1,000 or more hours of service during the year. Benefits are based on the number of years of service and salary at retirement. An employee becomes fully vested in the Plan after five years of service. The amount of contributions, payment, or accrual, in respect to a specified person, is not and cannot readily be separately or individually calculated by the actuaries of the Plan. During 1997, the aggregate amount expensed for retirement contributions to the Plan equaled approximately 3.75% of the total covered remuneration paid to participants in the Plan. In addition, the Bank has entered into an Agreement with William N. Smith whereby the Bank has agreed to pay Mr. Smith a supplemental retirement benefit equivalent to the excess of (i) the benefit he would receive under the Plan if the compensation limitations provided by Section 401 (a)(17) of the Internal Revenue Code did not exist over (ii) his Plan benefit. The agreement also provides that, for purposes of computing the supplemental benefit payable to Mr. Smith, he will receive credit for an additional ten years of service beyond his actual service with the Bank and the Company. Mr. Smith's supplemental retirement benefit under this Agreement is only payable on his termination of employment on or after his normal retirement date, his earlier death or disability or if his employment terminates within four years of a change in control of the Company or the Bank. The Bank has purchased a life insurance policy on Mr. Smith's life so that it will have funds available to satisfy its obligations under this Agreement. This life insurance is held in a so-called "Rabbi" trust but is available to the creditors of the Bank. Under the Plan, as supplemented by the Agreement, each participant who retires at age 65 is entitled to receive an annual retirement income for life equal to 1.75% of the average of the highest consecutive five years of compensation during his or her career (average compensation) times creditable service up to 35 years, plus 1.25% of the average compensation times creditable service in excess of 35 years (up to five such years), less
 .49% of the final three year average compensation (limited to covered compensation, which is defined as the average of the individual's last 35 years of taxable social security wage base), times creditable service up to 35 years. Estimated annual benefits to individual employees for the years of service indicated, exclusive of social security benefits, are shown in the preceding table. (The Plan and the Agreement contain provisions for optional benefits of equivalent actuarial value which may be elected by the employee.) As of December 31, 1997, William N. Smith had 22 years of credited service with the Bank and George A. Morgan had 30 years.

         Profit Sharing Plans - The Bank has a deferred profit sharing plan. At present, the profit sharing plan provides for annual contributions, if any, by the Bank, at the discretion of the Board of Directors. Employees are eligible to participate in the profit sharing plan after completing one year of service with the Bank and having attained the age of 21 years. Contributions on behalf of participating employees are allocated to participants' accounts in proportion to their annual compensation. Amounts expensed for deferred profit sharing plan contributions are included in the above summary compensation table. Participants are fully vested over a six year period. Contributions are invested and administered by the Bank as sole trustee and administrator. In addition, the Agreement between William N. Smith and the Bank provides that Mr. Smith will receive credit in an account maintained on the books of the Bank for an amount equal to the difference between (i) the amount actually credited to Mr. Smith's account under the profit sharing plan and (ii) the contribution he would have received without regard to the compensation limitations of Section 401 (a)(17) of the Internal Revenue Code. The balance in Mr. Smith's supplemental profit sharing account is payable on his termination of employment on or after his normal retirement date, his earlier death or disability or if his employment terminates within four years of a change in control of the Company or the Bank. The Bank is contributing money to the "Rabbi" trust previously referred to so that it will have funds available to satisfy its obligation under the Agreement to pay Mr. Smith supplemental profit sharing benefits.

         Director Fees Plan - The Bank has a deferred fees plan for directors. This plan allows directors the election to defer the receipt of meeting fees to a future date. Deferred fees are credited, together with interest accruing thereon, to a separate liability account. Interest is credited annually at a rate of twenty-five basis points above the six month Treasury Bill average discount rate for the year. The balance of any account is payable to the director, or to his designated beneficiaries, in a lump sum or in up to ten annual installments, at the election of the director. Payments begin on a date specified by the director or upon his termination as a director of the Bank, whichever is applicable, or upon his death, whichever shall occur first.


           COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The objective of the Bank's compensation program is to attract and retain high quality personnel to lead the organization in a changing industry, to produce sustainable, profitable earnings in support of shareholder interests, to meet customer needs and to serve the communities in which the Company and the Bank operate.

         The Compensation Committee reviews executive compensation policies and levels and evaluates the performance of management in the context of the Company's performance.

         Appropriate base salaries are determined by analysis of salary data on positions of comparable responsibility within banking industry peer groups. Holiday bonuses are paid to all Bank employees and are equal to approximately two weeks base salary. The Bank does not have a long term incentive plan.

         The Company's performance is measured by analysis of selected peer group comparisons, with a major consideration given to net income.

     Members of the Compensation Committee are: Frank E. Perrella, Chairman; Clark Easterly, Sr., and John C. Miller.


                           SECTION 16 TRANSACTIONS

         Section 16 (a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors to file reports of ownership and changes in ownership with the Securities and Exchange Commission. The Company assists executive officers and directors in filing the required reports and, to its knowledge during the year 1997, all filing requirements applicable to officers and directors were met.

                              PERFORMANCE GRAPH

         The following line graph presentation compares the five-year cumulative total shareholder return on CNB Bancorp, Inc.'s common stock against the cumulative total return of the Standard & Poor's 500 Index and the Keefe, Bruyette & Woods, Inc. 50 Bank Index (KBW 50). The graph assumes that $100 was invested on December 31, 1992 and includes both price change and reinvestment of cash dividends. Graph points are as of December 31 of each year.

         The KBW 50 Index is made up of fifty of the nation's most important banking companies, including both money center and major regional banks, and is considered to be representative of the price performance of the nation's largest banks. It should be kept in mind that, by design, the KBW 50 Index does not reflect the price or total return performance of smaller banking companies.


               COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN<F1>
                  AMONG CNB BANCORP, INC., THE S & P 500 INDEX
                            AND THE KBW 50 INDEX


                      12/92    12/93    12/94    12/95    12/96    12/97
CNB BANCORP, INC.     $100     $122     $157     $178     $203     $277
S & P 500             $100     $110     $112     $153     $189     $252
KBW 50                $100     $106     $100     $160     $227     $332

<F1> $100 INVESTED ON 12/31/92 IN STOCK OR INDEX
     INCLUDING REINVESTMENT OF DIVIDENDS.
     FISCAL YEAR ENDING DECEMBER 31.



                          RELATED PARTY TRANSACTIONS

         The Bank has had, and expects to have in the future, banking transactions in the ordinary course of business with many of its directors, executive officers, and the businesses in which they are associated. During the calendar year 1997, loans to directors and executive officers, together with their business interests, reached maximum aggregate totals of $3,312,973 which equals 11.16% of the Company's December 31, 1997 equity capital accounts. At year-end 1997, loans to directors and executive officers, together with their business interests, were $2,193,639 which equals 7.39% of the Company's December 31, 1997 equity capital accounts. All extensions of credit to such persons have been made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and in the opinion of the management of the Bank, do not involve more than a normal risk of collectibility or present other unfavorable features.

         Robert L. Maider, who is a member of the Board of Directors, is a partner of the law firm of Maider & Smith, which the Bank has retained in the past and proposes to retain in the current fiscal year. During 1997, the Bank made payments to this firm for services in the amount of $51,259.58.


                            SHAREHOLDER PROPOSALS

         In order for shareholder proposals to be eligible for inclusion in the Company's proxy material relating to its 1999 Annual Meeting, the shareholder proposal must be directed to the Secretary of the Company and received by the Company no later than November 18, 1998. All shareholder proposals will be subject to the proxy rules adopted under the 1934 Act.

                                OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors does not know of any matter other than as indicated above that will come before the meeting. In the event that any other matter properly comes before the meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies in accordance with their best judgment on such matters.

         A COPY OF FORM 1OK (ANNUAL REPORT) FOR 1997, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY THE COMPANY, IS AVAILABLE TO SHAREHOLDERS FREE OF CHARGE BY WRITTEN REQUEST TO GEORGE A. MORGAN, VICE PRESIDENT AND SECRETARY, CNB BANCORP, INC. 10-24 NORTH MAIN STREET, GLOVERSVILLE, NY 12078.

         All shares represented by proxies sent to the Company to be voted at the Special Meeting will be voted if received in time.

                      By Order of the Board of Directors


                               George A. Morgan
                          Vice President & Secretary

September 18, 1998
Enclosure




















                       PLEASE MARK, SIGN, DATE AND MAIL
                               YOUR PROXY NOW!

                                  EXHIBIT A

                     CNB BANCORP, INC. STOCK OPTION PLAN


         1. PURPOSE. The purpose of this CNB Bancorp, Inc. Stock Option Plan ("the Plan") is to provide a method whereby those key employees of CNB Bancorp, Inc. and its affiliates (collectively, "the Company"), who are primarily responsible for the management and growth of the Company's business and who are presently making and are expected to make substantial contributions to the Company's future management and growth, may be offered incentives in addition to those presently available, and may be stimulated by increased personal involvement in the success of the Company to continue in its service, thereby advancing the interests of the Company and its shareholders. The word "affiliate," as used in the Plan, means any corporation in any unbroken chain of corporations beginning or ending with the Company, if at the time of the granting of an option, each corporation other than the last in that chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

         2. ADMINISTRATION. The following provisions shall govern the administration of the Plan:

                  (a) Board or Committee Administration. The Plan shall be administered by the Board of Directors which may delegate its administrative powers and authority under the Plan to the Compensation Committee of the Company's Board of Directors (the "Compensation Committee"). (References in this Plan to the "Committee" shall be deemed to refer to the Compensation Committee or the Board of Directors, as the case may be.) The Board of Directors may from time to time remove members from or add members to the Compensation Committee. Vacancies on the Compensation Committee, however caused, shall be filled by the Board of Directors. The Board of Directors may designate a Chairman and Vice-Chairman of the Compensation Committee from among the committee members. Acts of the Compensation Committee (i) at a meeting, held at a time and place and in accordance with rules adopted by the committee at which a quorum of the committee is present and acting, or (ii) reduced to and approved in writing by all members of the committee, shall be the valid acts of the committee.

                  (b) Special Rule for Officers. The grant of options to employees who are officers of the Company may be made by and all discretion with respect to the material terms of the options may be exercised by either
(i) the Board of Directors, or (ii) the Compensation Committee composed solely of two or more nonemployee directors having full authority to act in the matter.

                  (c) Committee Powers. The Committee shall effect the grant of options under the Plan by execution of instruments in writing in a form approved by the Committee. Subject to the express terms and conditions of the Plan, the Committee shall have full power to construe the Plan and the terms of any option granted under the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan or options and to make all other determinations necessary or advisable for the Plan's administration, including, without limitation, the power to:

                           (i)      determine which persons meet the
                  requirements of Section 3 hereof for selection as participants in the Plan;

                           (ii)     determine to whom of the eligible
                  persons, if any, options shall be granted under the Plan;

                           (iii)    establish the terms and conditions
                  required or permitted to be included in every option agreement or any amendments thereto, including whether options to be granted thereunder shall be "incentive stock options," as defined in section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified stock options not described in sections
                  422 or 423 of the Code;

                           (iv)     specify the number of shares to be
                  covered by each option;

                           (v) determine the fair market value of shares of the Company's common stock for any purpose under the Plan;

                           (vi) take appropriate action to amend any option hereunder, provided that no such action may be taken without the written consent of the affected optionee;

                           (vii) cancel outstanding options and issue replacement options therefor with the consent of the affected optionee; and

                           (viii) make all other determinations deemed necessary or advisable for administering the Plan.

         The Committee's determination on the foregoing matters shall be conclusive.

         3. ELIGIBILITY. The persons who shall be eligible to receive the discretionary grant of options under the Plan shall be those key employees and officers of the Company selected for participation by the Committee ("Eligible Persons"). Notwithstanding any other provision of the Plan, no Eligible Person shall be granted options to purchase more than an aggregate of 100,000 shares of the Company's common stock under the Plan, as adjusted pursuant to Section 8.

         4. THE SHARES. The shares of stock subject to options authorized to be granted under the Plan shall consist of 160,000 shares of the Company's Common Stock (the "Shares"), or the number and kind of shares of stock or other securities which shall be substituted for the Shares or to which the Shares shall be adjusted as provided in Section 8 hereof. Upon the expiration or termination for any reason of an outstanding option under the Plan which has not been exercised in full, all unissued Shares thereunder shall again become available for the grant of options under the Plan. Shares of the Company's common stock which are (i) delivered by an optionee in payment of the exercise price of an option, or (ii) delivered by an optionee, or withheld by the Company from the shares otherwise due upon exercise of an option, in satisfaction of applicable withholding taxes, shall again become available for the grant of options under the Plan.

         5. INCENTIVE STOCK OPTION TERMS AND CONDITIONS. Options granted to employees under the terms and conditions of this Section 5 are intended to be incentive stock options (ISOS) under section 422 of the Code. Each incentive stock option granted under the Plan shall be authorized by action of the Committee and shall be evidenced by a written agreement in such form as the Committee shall from time to time approve, which agreement shall comply with and be subject to the following terms and conditions:

                  (a) Exercise Price. The exercise price of each incentive stock option shall be one hundred percent (100%) of the fair market value of a Share of common stock of the Company on the date the option is granted; provided, however, that the exercise price of an incentive stock option granted to an individual who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, as determined under the stock ownership rules specified in Subsection 5(c), shall be one hundred ten percent (110%) of the fair market value of a Share of common stock of the Company on the date the option is granted.

                  (b) Duration of Options. No incentive stock option shall be exercisable after the expiration of ten (10) years from the date on which that option is granted; provided, however, that no incentive stock option granted to an individual who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, as determined under the stock ownership rules specified in Subsection 5(c), shall be exercisable after the expiration of five (5) years from the date on which that option is granted.

                  (c) Determination of Stock Ownership. For purposes of determining in Subsections 5(a) and 5(b) whether an employee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, an employee shall be considered as owning the stock owned, directly or indirectly, by or for his or her brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust shall be considered as being owned proportionately by or for its shareholders, partners, or beneficiaries. Stock with respect to which the employee holds an option shall not be counted.

                  (d) Right to Exercise. Each incentive stock option shall become exercisable and vest according to the terms and conditions established by the Committee and reflected in the written agreement evidencing the option, provided, however, that no option shall vest at a rate of less than twenty-five percent (25%) per year during the four (4) year period following the date of grant of the option. Notwithstanding the preceding sentence, all options shall become immediately exercisable in the event of (1) the employee's attainment of age 65, (2) the closing of the sale of all or substantially all of the assets of the Company, (3) the merger or consolidation of the Company into or with another corporation in a transaction where the Company is not the surviving corporation, (4) if any person (other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or its affiliate is or becomes the beneficial owner of 25% or more of the common stock of the Company, or (5) if, during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company (each an "Incumbent Board Member") cease for any reason to constitute at least a majority thereof, provided, however, that any person becoming a director of the Company after the beginning of such period whose election is approved by a vote of at least three-quarters of the Incumbent Board Members shall be considered to be an incumbent Board Member. In addition, the Board of Directors shall have the authority to accelerate the exercisability of any options granted to an employee. Each incentive stock option shall be subject to termination before its date of expiration as provided in Subsection 5(e).

                  (e) Terminations of Options. If an optionee ceases to be an employee of the Company, his or her rights to exercise an incentive stock option then held shall be only as follows:

         DEATH: If an optionee dies while he or she is employed by the Company, the optionee's estate shall have the right for a period of twelve
(12) months after the date of death to exercise the option to the extent the optionee was entitled to exercise the option on that date, provided the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within this period, the option will terminate. An optionee's "estate" shall mean the optionee's legal representative or any person who acquires the right to exercise an option by reason of the optionee's death.

         DISABILITY: If an optionee's employment with the Company ends because the optionee becomes disabled, the optionee or his or her qualified representative (in the event of the optionee's mental disability) shall have the right for a period of twelve (12) months after the date on which the optionee's employment ends to exercise the option to the extent the optionee was entitled to exercise -the option on that date, provided the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within this period, the option will terminate.

         RESIGNATION: If an optionee voluntarily resigns from the Company, the optionee shall have the right for a period of three (3) months after the date of resignation to exercise the option to the extent the optionee was entitled to exercise the option on that date, provided the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within this period, the option will terminate.

         TERMINATION FOR REASONS OTHER THAN CAUSE: If an optionee's employment is terminated by the Company for reasons other than "Cause," the optionee shall have the right for a period of three (3) months after the date of termination to exercise the option to the extent the optionee was entitled to exercise the option on that date, provided the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within this period, the option will terminate. Notwithstanding the above, an employee shall have five (5) years from the date of his/her retirement from the Company to exercise incentive stock options, provided, however, that at the expiration of the three (3) month period following retirement, such option shall no longer be treated as incentive stock options, but shall be treated as non-qualified stock options pursuant to Section 6 below.

         For the purpose of this clause, "Cause" shall mean that: the optionee is determined by the Committee to have committed an act of embezzlement, fraud, dishonesty, or breach of fiduciary duty to the Company, or to have deliberately disregarded the rules of the Company which resulted in loss, damage, or injury to the Company, or because the optionee has made any unauthorized disclosure of any of the secrets or confidential information of the Company, has induced any client or customer of the Company to break any contract with the Company, has induced any principal for whom the Company acts as agent to terminate the agency relationship, or has engaged in any conduct that constitutes unfair competition with the Company.

         OTHER REASONS: If an optionee's employment with the Company ends for any reason not mentioned above in this Subsection 5(e), all rights of the optionee in an incentive stock option, to the extent that it has not been exercised, shall terminate on the date the optionee's employment ends.

                  (f) Notice of Sale. If an optionee sells or otherwise disposes of any Shares acquired upon exercise of an incentive stock option, and the sale or disposition occurs within two (2) years after the grant of the option or within one (1) year after the exercise of the option, the optionee shall give the Company notice of the sale or disposition within fifteen (15) days thereafter.

                  (g) Limit on Exercise of Incentive Stock Options. To the extent that the aggregate fair market value (determined as of the time the option is granted) of the Stock with respect to which incentive stock options are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its parent and subsidiary corporations) exceeds One Hundred Thousand Dollars ($100,000), the options shall be treated as options that are not incentive stock options.

         6. NONQUALIFIED STOCK OPTION TERMS AND CONDITIONS. The options granted under the terms and conditions of this Section 6 are nonqualified stock options and are not intended to qualify as either a qualified stock option or an incentive stock option as those tenons are defined by applicable provisions of the Code. Each nonqualified stock option granted under the Plan shall be authorized by action of the Committee and shall be evidenced by a written agreement in such form as the Committee shall from time to time approve, which agreement shall comply with and be subject to the following terms and conditions:

                  (a) Exercise Price. The exercise price of each nonqualified stock option shall not be less than one hundred percent (100%) of the fair market value of a Share of the Company on the date the option is granted.

                  (b) Duration of Options. Each nonqualified stock option shall be for a term determined by the Committee; provided, however, that the term of any option may not exceed ten (10) years.

                  (c) Right to Exercise. Each nonqualified stock option shall become exercisable and vest according to the terms and conditions established by the Committee and reflected in the written agreement evidencing the option, provided, however, that no option shall vest at a rate of less than fifty percent (50%) per year during the two (2) year period following the date of grant of the option. Notwithstanding the preceding sentence, all options shall become immediately exercisable in the event of (1) the employee's attainment of age 65, (2) the closing of the sale of all or substantially all of the assets of the Company, (3) the merger or consolidation of the Company into or with another corporation in a transaction where the Company is not the surviving corporation, (4) if any person (other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or its affiliate is or becomes the beneficial owner of 25% or more of the common stock of the Company, or (5) if, during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company (each an "Incumbent Board Member") cease for any reason to constitute at least a majority thereof, provided, however, that any person becoming a director of the Company after the beginning of such period whose election is approved by a vote of at least three-quarters of the Incumbent Board Members shall be considered to be an incumbent Board Member. In addition, the Board of Directors shall have the authority to accelerate the exercisability of any options granted to an employee. Each nonqualified stock option shall be subject to termination before its date of expiration as provided in Subsection 6(d).

                  (d) Terminations of Options. If an optionee ceases to be an employee of the Company, his or her rights to exercise a nonqualified stock option then held shall be only as follows:

         DEATH: If an optionee dies while he or she is employed by the Company, the optionee's estate shall have the right for a period of twelve
(12) months after the date of death to exercise the option to the extent the optionee was entitled to exercise the option on that date, provided the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within this period, the option will terminate. An optionee's "estate" shall mean the optionee's legal representative or any person who acquires the right to exercise an option by reason of the optionee's death.

         DISABILITY: If an optionee's employment with the Company ends because the optionee becomes disabled, the optionee or his or her qualified representative (in the event of the optionee's mental disability) shall have the right for a period of twelve (12) months after the date on which the optionee's employment ends to exercise the option to the extent the optionee was entitled to exercise the option on that date, provided the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within this period, the option will terminate.

         RESIGNATION: If an optionee voluntarily resigns from the Company, the optionee shall have the right for a period of three (3) months after the date of resignation to exercise the option to the extent the optionee was entitled to exercise the option on that date, provided the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within this period, the option will terminate.

         TERMINATION FOR REASONS OTHER THAN CAUSE: If an optionee's employment is terminated by the Company for reasons other than "Cause," the optionee shall have the right for a period of three (3) months after the date of termination to exercise the option to the extent the optionee was entitled to exercise the option on that date, provided the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within this period, the option will terminate. Notwithstanding the above, an employee shall have five (5) years from the date of his/her retirement from the Company to exercise non-qualified options.

         For the purpose of this clause, "Cause" shall mean that: the optionee is determined by the Committee to have committed an act of embezzlement, fraud, dishonesty, or breach of fiduciary duty to the Company, or to have deliberately disregarded the rules of the Company which resulted in loss, damage, or injury to the Company, or because the optionee has made any unauthorized disclosure of any of the secrets or confidential information of the Company, has induced any client or customer of the Company to break any contract with the Company, has induced any principal for whom the Company acts as agent to terminate the agency relationship, or has engaged in any conduct that constitutes unfair competition with the Company.

         OTHER REASONS: If an optionee's employment with the Company ends for any reason not mentioned above in this Subsection 6(d), all rights of the optionee in a nonqualified stock option, to the extent that it has not been exercised, shall terminate on the date the optionee's employment ends.

         7. ADDITIONAL TERMS AND CONDITIONS OF ALL OPTIONS. The following terms and conditions shall apply to all options granted pursuant to the Plan:

                  (a) Exercise of Options. To the extent the right to purchase Shares has vested under an optionee's stock option agreement, options may be exercised from time to time by:

                           (1) delivering payment therefor in cash, certified check, official bank check, or the equivalent thereof acceptable to the Company, together with written notice to the Company at the address specified in the written agreement evidencing the option. The written notice must identify the option or part thereof being exercised and specify the number of Shares for which payment is being tendered.

                           (2) the delivery and surrender of Shares which (i) have been owned by the optionee for at least twelve (12) months or for such other period as the Committee may require; and (ii) have an aggregate fair market value on the date of surrender equal to the exercise price.

                           (3) delivering to the Company (i) an exercise notice instructing the Company to deliver the certificates for the Shares purchased to a designated brokerage firm; and (ii) a copy of irrevocable instructions delivered to the brokerage firm to sell the Shares acquired upon exercise of the option and to deliver to the Company from the sale proceeds sufficient cash to pay the exercise price and applicable withholding taxes arising as a result of the exercise.

         The Company shall deliver to the optionee, without transfer or issue tax to the optionee (or other person entitled to exercise the option), at the principal office of the Company, or such other place as shall be mutually acceptable, a certificate or certificates for the Shares acquired under the option dated the date the option was validly exercised; provided, however, that the time of delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any requirements of law.

                  (b) Transferability of Options and Shares. Each option shall be transferable only by will or the laws of descent and distribution and shall be exercisable during the optionee's lifetime only by the optionee, or in the event of disability, the optionee's qualified representative. In addition, in order for Shares acquired upon exercise of incentive stock options to receive the tax treatment afforded such Shares, the-Shares may not be disposed of within two years from the date of the option grant nor within one year after the date of transfer of such Shares to the optionee.

                  (c) Withholding. The Company shall have the right to condition the issuance of Shares upon exercise of an option upon payment by the optionee of any applicable taxes required to be withheld under federal, state or local tax laws or regulations in connection with the exercise. To the extent permitted in an optionee's stock option agreement, an optionee may elect to pay such tax by (i) requesting the Company to withhold a sufficient number of Shares from the total number of Shares issuable upon exercise of the option or (ii) delivering a sufficient number of Shares which have been held by the optionee for at least twelve (12) months to the Company. This election is subject to approval or disapproval by the Committee. The value of Shares withheld or delivered shall be the fair market value of the Shares on the date the exercise becomes taxable as determined by the Committee.

                  (d) Fair Market Value of Shares. For any purposes under the Plan, fair market value per Share shall mean, where there is a public market for the Shares, the mean of the bid and asked prices (or the closing price if listed on a stock exchange or the NASDAQ National Market) of the Shares for the date of grant, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by the NASDAQ Stock Market or the National Quotation Bureau). If this fair market value information is not available for the date of grant, then such information for the last preceding date for which it is available shall be considered as the fair market value.

                  (e) Other Terms and Conditions. Options may also contain such other provisions, which shall not be inconsistent with any of the foregoing terms, as the Committee shall deem appropriate. No option, however, nor anything contained in the Plan, shall confer upon any optionee any right to continue in the employ or in the status as a director of the Company, nor limit in any way the right of the Company to terminate an optionee's employment at any time.

         8. ADJUSTMENT OF, AND CHANGES IN, THE SHARES.

                  (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding option, and the number of Shares which have been authorized for issuance under the Plan but as to which no options have yet been granted, as well as the price per Share covered by each outstanding option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding, and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an option.

                  (b) Dissolution, Liquidation, Sale, or Merger. In the event of a proposed dissolution or liquidation of the Company, options outstanding under the Plan shall terminate immediately before the consummation of such proposed action. The Committee will, in such circumstances, provide written notice to the optionees of the expected dates of termination of outstanding options and consummation of the proposed dissolution or liquidation.

         In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger or consolidation of the Company with or into another corporation in a transaction in which the Company is not the surviving corporation, outstanding options may be assumed or equivalent options may be substituted by the successor corporation (or a parent or subsidiary of the successor corporation), unless the successor corporation does not agree to assume the options or to substitute equivalent options. If outstanding options are not assumed or substituted by equivalent options, the Committee shall have the power to cause the termination of all outstanding options (subject to the actual consummation of the sale or merger) and the Company shall provide written notice to the optionees of the expected dates of termination of the options and consummation of the transaction. If the transaction is not consummated, unexercised options shall continue in accordance with their original terms.

                  (c) Notice of Adjustments, Fractional Shares. To the extent the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding, and conclusive. No right to purchase fractional shares shall result from any adjustment in options pursuant to this Section 8. In case of any such adjustment, the shares subject to the option shall be rounded up to the nearest whole share. Notice of any adjustment shall be given by the Company to each holder of an option which was in fact so adjusted and the adjustment (whether or not notice is given) shall be effective and binding for all purposes of the Plan.

         No adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance, except as provided in this Section 8.

         Any issue by the Company of shares of stock of any class, or securities convertible into shares of any class, shall not affect the number or price of Shares subject to the option, and no adjustment by reason thereof shall be made. The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

         9. AMENDMENT AND TERMINATION OF THE PLAN. The Board shall have complete power and authority to terminate or amend the Plan; provided, however, that the Board shall not, without the approval of the shareholders of the Company, amend the Plan in a manner that requires shareholder approval for continued compliance with section 422 of the Code, any successor rules, or other regulatory authority. Except as provided in Section 8, no termination, modification or amendment of the Plan may, without the consent of optionees to whom options were previously granted under the Plan, adversely effect the rights of those optionees. Any consent required by the preceding sentence may be obtained in any manner deemed appropriate by the Committee.

         The Plan, unless sooner terminated, shall terminate on ten (10) years from the date the Plan was originally adopted by the Board. An option may not be granted under the Plan after the Plan is terminated.

         10. EFFECTIVENESS OF THE PLAN. The Plan will become effective upon approval by the Company's shareholders within twelve months of the date the Plan is adopted by the Company's Board of Directors.

         11. INFORMATION TO OPTIONEES. The Company shall provide to each optionee during the period for which he or she has one or more outstanding options, copies of all annual reports and all other information which is provided to shareholders of the Company. The Company shall not be required to provide such information to key employees whose duties in connection with the Company assure their access to equivalent information.

         12. PRIVILEGES OF STOCK OWNERSHIP, SECURITIES LAW COMPLIANCE. No optionee shall be entitled to the privileges of stock ownership as to any Shares not actually issued and delivered to the optionee. The exercise of any option under the Plan shall be conditioned upon the registration of the Shares with the SEC and qualification of the options and underlying Shares under applicable state securities laws, unless in the opinion of counsel to the Company registration or qualification is not necessary. The Company shall diligently endeavor to comply with all applicable securities laws before any options are granted under the Plan and before any Shares are issued pursuant to the exercise of such options.

         13. INDEMNIFICATION. To the extent permitted by applicable law in effect from time to time, no member of the Board or the Committee shall be liable for any action or omission of any other member of the Board or Committee nor for any act or omission on the member's own part, excepting only the member's own willful misconduct or gross negligence. The Company shall pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former director or member of the Committee in any action against such person (whether or not the Company is joined as a party defendant) to impose liability or a penalty on such person for an act alleged to have been committed by such person while a director or member of the Committee arising with respect to the Plan or administration thereof or out of membership on the Committee or by the Company, or all or any combination of the preceding; provided the director or Committee member was acting in good faith, within what such director or Committee member reasonably believed to have been within the scope of his or her employment or authority and for a purpose which he or she reasonably believed to be in the best interests of the Company or its shareholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. This section does not apply to any action instituted or maintained in the right of the Company by a shareholder or holder of a voting trust certificate representing shares of the Company. The provisions of this section shall apply to the estate, executor, administrator, heirs, legatees or devisees of a director or Committee member, and the term "person" as used in this section shall include the estate, executor, administrator, heirs, legatees or devisees of such person.

Date Plan Approved by the Board: ____________________

Date Plan Approved by Shareholders: _________________

                              CNB BANCORP, INC.

                 PROXY FOR SPECIAL MEETING - OCTOBER 20, 1998

         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned shareholder of CNB BANCORP, INC. do hereby nominate, constitute and appoint, Clark Easterly, Sr., John C. Miller and Frank E. Perrella or any one of them (with full power to act alone), my true and lawful attorney(s) with full power of substitution, for me and in my name, place, and stead to vote all the common stock of said Company, standing in my name on its books at the Special Meeting of its shareholders to be held at the HOLIDAY INN, 308 NORTH COMRIE AVENUE, JOHNSTOWN, NY on October 20, 1998 at 4:00 p.m., or at any adjournment thereof, with all the powers the undersigned would possess if personally present, as follows:

                                                        CHECK ONE BOX ONLY

         1.       To ratify and approve the                Yes      [ ]
                  CNB Bancorp, Inc. Stock                  No       [ ]
                  Option Plan.                             Abstain  [ ]

         2. At the discretion of the Proxies, to vote for or against any other proposition which may come before the meeting or any adjournment thereof. The Board of Directors knows of no other business to be brought before the meeting.

THIS PROXY CONFERS AUTHORITY TO VOTE IN FAVOR OF THE APPROVAL OF
THE CNB BANCORP, INC. STOCK OPTION PLAN UNLESS OTHERWISE INSTRUCTED HEREIN BY THE SIGNER. THIS PROXY CONFERS DISCRETIONARY AUTHORITY
TO VOTE FOR OR AGAINST ANY OF THE FOLLOWING MATTERS:

         (1) ANY OTHER PROPOSITION WHICH MAY BE PRESENTED AT THE MEETING. THE BOARD OF DIRECTORS, AT THE DATE OF THE NOTICE OF THE MEETING, KNOWS OF NO SUCH MATTERS EXCEPT A PROPOSITION TO APPROVE THE MINUTES OF THE LAST MEETING OF SHAREHOLDERS, BUT SUCH APPROVAL SHALL NOT AMOUNT TO A RATIFICATION OF ACTION TAKEN AT THAT MEETING.

         (2)      PROPOSITIONS INCIDENT TO THE CONDUCT OF THE MEETING.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

                                    Dated: __________________________, 1998

                                    __________________________________(L.S.)

                                    __________________________________(L.S.)

When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign.
All joint owners must sign.